Exhibit 32.1

STATEMENT OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of LandAmerica Financial Group, Inc. for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Theodore L. Chandler, Jr., President and Chief Executive Officer of LandAmerica Financial Group, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LandAmerica Financial Group, Inc.

By:	/S/ THEODORE L. CHANDLER, JR.	Date: March 6, 2006
Theodore L. Chandler, Jr. President and Chief Executive Officer